UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 14, 2006

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3802 Corporex Park Drive

Tampa, Florida 33619

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In preparation for anticipated meetings with institutional investors and analysts, Quality Distribution, Inc. (“Quality”) has estimated on February 14, 2006 that its revenues for the quarter and year ended December 31, 2005 would be approximately $175 million and $678 million, respectively, which would be an approximate 13% and 9% increase over results for the quarter and year ended December 31, 2004, respectively. Quality has estimated that its revenues excluding fuel surcharges for the quarter and year ended December 31, 2005 would be approximately $155 million and $615 million, respectively, which would be an estimated 7% and 4% increase over results for the quarter and year ended December 31, 2004, respectively. Quality has also estimated that its earnings per share for the quarter and year ended December 31, 2005 would be approximately in line with analysts’ consensus estimates as reported by Thompson Financial First Call, which would be an estimated 160% and 185% increase over results for the quarter and year ended December 31, 2004, respectively. Quality has also estimated that its earnings per share on a tax effected basis for the quarter and year ended December 31, 2005 would be approximately in line with analysts’ consensus estimates as reported by Thompson Financial First Call, which would be an estimated 180% and 130% increase over results for the quarter and year ended December 31, 2004, respectively. The foregoing information comprises estimates only and not reported historical or audited financial information of Quality. Quality’s manner of reconciling earnings per share on a tax effected basis to net income is attached hereto as Exhibit 99.1. This attachment also includes an explanation of why Quality’s management believes that this is useful information regarding Quality’s financial condition and results of operations as well as the additional purposes for which management uses the information to the extent material.

Item 7.01 Regulation FD Disclosure.

On February 15, 2006 and February 16, 2006, members of the Quality’s management are expected to meet with institutional investors and analysts and make a presentation. The slides anticipated to be shown during the presentation are attached hereto as Exhibit 99.2.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibits
99.1	Manner of reconciliation and additional discussion of tax effected earnings per share dated February 14, 2006

99.2	Slides dated February 15&16, 2006 for anticipated institutional investor and analyst presentations

FORWARD-LOOKING STATEMENTS AND CERTAIN CONSIDERATIONS

The estimated financial results and concomitant changes from prior periods included in this report are “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements included in this report and in the exhibits hereto, other than statements of historical fact, that address activities, events or developments that Quality expects, believes, projects or anticipates will or may occur in the future are also forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as “potential” “expects,” “estimates,” “vision,” “objectives,” or “anticipates” or the negatives of those terms, or other variations of those terms or comparable language, or by discussions of strategy or other intentions. We claim the protection of the safe harbor for forward-looking statements provided in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Exchange Act. These forward-looking statements represent Quality’s reasonable judgment on the future based on various factors and using numerous assumptions and are subject to known and unknown risks, uncertainties and other factors that could cause Quality’s actual results and financial position to differ materially from those contemplated by the statements. These risks, uncertainties and other factors include, among others:

•	general economic conditions,

•	the availability of diesel fuel,

•	adverse weather conditions,

•	competitive rate fluctuations,

•	Quality’s substantial leverage and restrictions contained in its debt agreements, including its credit facility and its indentures,

•	the cyclical nature of the transportation industry due to various economic factors such as excess capacity in the industry, the availability of qualified drivers, changes in fuel and insurance prices, interest rate fluctuations, and downturns in customers’ business cycles and shipping requirements,

•	Quality’s dependence on affiliates and owner-operators and its ability to attract and retain owner-operators, affiliates and company drivers,

•	changes in or Quality’s ability to comply with governmental regulations and legislative changes affecting the transportation industry,

•	Quality’s obligations under both historical and future environmental regulations and the increasing cost of environmental compliance,

•	Quality’s ability or inability to reduce its claims exposure through insurance due to changing conditions and pricing in the insurance marketplace,

•	the cost of complying with existing and future anti-terrorism security measures enacted by federal, state and municipal authorities,

•	the potential loss of Quality’s ability to use net operating losses to offset future income due to a change of control, and

•	changes in senior management.

These and other factors that could cause Quality’s actual results to be materially different from the results referenced in the forward-looking statements are described in Quality’s Annual Report on Form 10-K/A for the year ended December 31, 2004 and its subsequently filed Quarterly Reports on Form 10-Q.

All forward-looking statements contained in or attached to this Current Report on Form 8-K are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and we do not intend to update or otherwise revise the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

NOTICE OF FURNISHED MATERIAL

The information in this Form 8-K, and in the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: February 14, 2006	By:	/s/ Timothy B. Page
	Name:	Timothy B. Page
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
99.1	Manner of reconciliation and additional discussion of tax effected earnings per share dated February 14, 2006

99.2	Slides dated February 15&16, 2006 for anticipated institutional investor and analyst presentations